Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NaPro BioTherapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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NAPRO BIOTHERAPEUTICS, INC.

6304 Spine Road, Unit A

Boulder, Colorado 80301

___________________________________

Notice of Annual Meeting of Stockholders

to be held on July 16, 2002

___________________________________

To our stockholders:

Notice is hereby given that our Annual Meeting of Stockholders will be held on July 16, 2002, at 9:00 a.m. local time at the Raintree Plaza Conference Center at the Raintree Plaza Hotel, 1850 Industrial Circle, Longmont, Colorado, USA for the following purposes:

1. To elect two Class III directors to serve until the 2005 Annual Meeting of Stockholders;

2. To approve amendments to our 1994 Long-Term Performance Incentive Plan increasing the number of shares of common stock issuable thereunder;

3. To approve amendments to our Amended and Restated Certificate of Incorporation increasing the number of total authorized shares of common stock issuable thereunder and removing the designation of Non-Voting Common Stock therefrom;

4. To ratify the selection by the Board of Directors of Ernst & Young LLP as our independent auditors for the year ending December 31, 2002; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on May 20, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE ENCOURAGED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A postage prepaid envelope is enclosed for that purpose. Any stockholder attending the meeting may vote in person even if that stockholder has returned a proxy.

By Order of the Board of Directors

/s/ Patricia A. Pilia, Ph.D.
Secretary

Boulder, Colorado

June 17, 2002

NAPRO BIOTHERAPEUTICS, INC.

6304 Spine Road, Unit A

Boulder, Colorado 80301

Proxy Statement

General

The enclosed proxy is solicited by our Board of Directors for use at the Annual Meeting of Stockholders to be held on July 16, 2002, at 9:00 a.m. local time at the Raintree Plaza Conference Center at the Raintree Plaza Hotel, 1850 Industrial Circle, Longmont, Colorado, USA, and at any adjournment or postponement of that meeting, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is being furnished to holders of our voting common stock, $0.0075 par value per share, as of May 20, 2002, the Record Date.

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to stockholders. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. We have retained the services of MacKenzie Partners to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries, and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie Partners will receive a fee of approximately $5,000 and reimbursement of all reasonable out-of-pocket expenses. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone.

This Proxy Statement and accompanying proxy will be mailed on or about June 17, 2002 to all stockholders entitled to vote at the meeting.

Annual Report

Our Annual Report to Stockholders for the year ended December 31, 2001 including audited financial statements is enclosed. This Annual Report to Stockholders does not form any part of the material for the solicitation of proxies.

Stockholder Proposals

We intend to hold our 2003 Annual Meeting of Stockholders in June 2003. Proposals by stockholders that are intended to be presented at that meeting must be received by our Secretary at our principal executive office, 6304 Spine Road, Unit A, Boulder, Colorado 80301, no later than February 13, 2003, in order to be included in the proxy statement and proxy relating to the 2003 Annual Meeting. If a stockholder wishes to submit a proposal or director nomination that is not to be included in next year's proxy statement and proxy, the stockholder must do so not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Voting Securities, Revocability of Proxy

Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the meeting. As of the Record Date, there were 29,727,606 shares of our common stock outstanding. Each such share is entitled to one vote, and there are no other classes of voting securities outstanding. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented in person or by proxy at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors are elected by a majority of the votes cast at the Annual Meeting. Proposal 2 to amend our 1994 Long-Term Performance Incentive Plan (the "1994 Plan"), and Proposal 4 to ratify the selection of Ernst & Young LLP as our independent auditor require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote. Proposal 3 to amend our Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the shares of our common stock outstanding on the Record Date. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as negative votes. Broker non-votes will not be counted towards the vote total for any proposal except Proposal 3. For Proposal 3, broker non-votes will have the same effect as negative votes.

Any stockholder giving a proxy has the power to revoke it any time before it is exercised. Proxies may be revoked by filing with our Secretary at our principal executive office, 6304 Spine Road, Unit A, Boulder, Colorado, 80301, a written notice of revocation, or a duly executed proxy bearing a later date. Proxies may also be revoked by attendance at the Annual Meeting and an election to vote in person.

Security Ownership of Certain Beneficial Owners and Management

The following table reports certain information as of May 30, 2002 regarding ownership of our common stock by: (1) persons believed by us to be the beneficial owners of more than five percent of our outstanding common stock; (2) by each director and nominee for director and by the executive officers named in the Summary Compensation Table below; and (3) by all executive officers and directors as a group. Except where otherwise indicated, the address for each of the persons listed in the table is: NaPro BioTherapeutics, Inc., 6304 Spine Road, Unit A, Boulder, CO 80301.
Name of Director, Officer, or Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Class
Leonard Shaykin	1,182,853 (2)	3.91%
Sterling Ainsworth	1,423,034 (3)	4.72%
Patricia Pilia	565,425 (4)	1.88%
Gordon Link	316,626 (5)	1.06%
Kai Larson	49,413 (6)	*
Edward Erickson	30,000 (7)	*
Arthur Hayes, Jr.	80,000 (8)	*
Marc Ostro	67,500 (9)	*
Richard Perle	70,000(10)	*
Robert Pollack	45,500(11)	*
All Directors and Executive Officers as a Group (10 persons)	4,405,581(12)	14.66%
State of Wisconsin Investment Board P.O. Box 7842 Madison, Wisconsin 53707	3,772,000(13)	12.70%
Abbott Laboratories 100 Abbott Park Road Abbott Park, IL 60064	2,000,000(14)	6.73%

* Less than 1%

(1) Percentage of beneficial ownership is based on 29,697,213 shares of common stock outstanding as of May 30, 2002, as adjusted as required by the rules promulgated by the United States Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally include voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exerciseable or exerciseable within 60 days of May 30, 2002, are deemed outstanding for computing the percentage of the person or entity holding such securities, but not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, we believe that each of the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Includes 564,515 shares of common stock issuable upon exercise of options granted to Mr. Shaykin under the 1994 Plan and 33,721 shares of common stock beneficially owned through our 401(k) and Employee Stock Ownership ("ESOP") plans as of 12/31/01.

(3) Includes 472,016 shares of common stock issuable upon exercise of 1994 Plan options; 31,803 shares of common stock beneficially owned through our 401(k) and ESOP plans as of 12/31/01; and 42,550 shares of common stock gifted by Dr. Ainsworth to relatives and certain other persons, which Dr. Ainsworth may be deemed to beneficially own by virtue of holding powers of attorney to vote and take certain other actions with respect to such shares.

(4) Includes 314,349 shares of common stock issuable upon exercise of 1994 Plan options; 33,570 shares of common stock beneficially owned through our 401(k) and ESOP plans as of 12/31/01; and 10,800 shares of common stock gifted by Dr. Pilia to relatives and certain other persons which Dr. Pilia may be deemed to beneficially own by virtue of holding powers of attorney to vote and take certain other actions with respect to such shares.

(5) Includes 237,176 shares of common stock issuable upon the exercise of options granted to Mr. Link under the 1994 Plan and 33,818 shares of common stock beneficially owned through our 401(k) and ESOP plans as of 12/31/01.

(6) Includes 20,508 shares of common stock issuable upon the exercise of options granted to Mr. Larson under the 1994 and 28,905 shares of common stock beneficially owned by Mr. Larson through our 401(k) and ESOP plans as of 12/31/01.

(7) Includes 30,000 shares of common stock issuable upon exercise of options granted to Mr. Erickson under the 1994 Plan.

(8) Includes 80,000 shares of common stock issuable upon exercise of options granted to Dr. Hayes under the 1994 Plan.

(9) Includes 67,500 shares of common stock issuable upon exercise of options granted to Dr. Ostro under the 1994 Plan.

(10) Includes 70,000 shares of common stock issuable upon exercise of options granted to Mr. Perle under the 1994 Plan.

(11) Includes 45,500 shares of common stock issuable upon exercise of options granted to Dr. Pollack under the 1994 Plan.

(12) Includes an aggregate of 2,268,542 shares of common stock issuable upon exercise of outstanding stock options held by such persons.

(13) Information in the table as to beneficial ownership of common stock by the State of Wisconsin Investment Board is based on filings on Schedule 13G made by the State of Wisconsin Investment Board.

(14) Information in the table as to beneficial ownership of common stock by Abbott Laboratories is based upon filings on Schedule 13D made by Abbott Laboratories.

Proposal 1: Election of Directors

Our Amended and Restated Certificate of Incorporation and bylaws provide that the Board of Directors shall be divided into three classes, each consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term.

Our Board of Directors currently consists of eight members: Sterling Ainsworth, Ph.D. (Vice Chairman); Edward Erickson; Arthur Hayes, Jr., M.D.; Marc Ostro, Ph.D.; The Honorable Richard Perle; Patricia Pilia, Ph.D.; Robert Pollack, Ph.D.; and Leonard Shaykin (Chairman). Drs. Ainsworth and Ostro are Class III directors with terms of office expiring at the 2002 Annual Meeting. Mr. Shaykin and Drs. Hayes and Pollack are Class I directors with terms of office expiring at the 2003 Annual Meeting. Dr. Pilia and Messrs. Erickson and Perle are Class II directors with terms of office expiring at the 2004 Annual Meeting.

Two Class III directors will be elected at the 2002 Annual Meeting for a term expiring at the 2005 Annual Meeting. Dr. Sterling Ainsworth and Dr. Marc Ostro have been nominated for these board seats. Each of the nominees has agreed to serve if elected, and management has no reason to believe that either nominee will be unavailable for service. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees. If a nominee should become unavailable for election due to an unexpected occurrence, such shares will be voted for the election of a substitute nominee as the current Board of Directors may propose. Directors are elected by a majority of the votes cast at the Annual Meeting. Abstentions will be counted toward the vote total, and will have the same effect as negative votes.  Broker non-votes will not be taken into account in determining the election of directors.

Nominees for Election for a Three Year Term Expiring at the 2005 Annual Meeting

Sterling K. Ainsworth, Ph.D., 62, a co-founder, has served as an executive officer and director since our inception in 1991. He served as our Chief Executive Officer from November 1991 to August 1999, and has served as our President since October 1992 and our Vice Chairman of the Board and Chief Scientific Officer since August 1999. In 1990, he co-founded, with Dr. Pilia, Pacific Biotechnology, Inc. (a predecessor of ours) and served as its Chairman and President until our inception. From 1972 to 1990, Dr. Ainsworth held various levels of professorships of Pathology with tenure in the College of Medicine and Dental Medicine and Graduate Studies at the Medical University of South Carolina ("MUSC"), where he established, developed and directed MUSC's Immunopathology Diagnostic Laboratory. Dr. Ainsworth received a Bachelor's degree from the University of Mississippi. He received a Master's degree in Medical Microbiology and a Doctoral degree in Medical Science from the University of Mississippi Medical School. He completed his post-doctoral fellowship in the Department of Pathology at Harvard Medical School.

Marc J. Ostro, Ph.D., 52, has served as a director since 2000. He has been a partner in TL Ventures, a Pennsylvania-based venture capital firm since January 2002. Immediately prior to that, Dr. Ostro was a private consultant to the biotechnology industry since May 2000. From November 1997 to May 2000, he was Senior Managing Director and GroupLeader for KPMG Life Science Corporate Finance (Mergers and Acquisitions). From June 1997 to November 1997, Dr. Ostro was a Senior Vice President at Ross Financial Group engaged in portfolio management. From May 1994 to June 1997, he was Managing Director and Senior Biotechnology Analyst at UBS Securities. Prior thereto, he was a Senior Vice President and Senior Biotechnology Analyst at Mabon Securities. In July 1981, he co-founded the Liposome Company (Princeton) and held various positions in that company including President, Vice Chairman, and Chief Scientific Officer until May 1993. Dr. Ostro received a B.A. in biology from Lehigh University, a Ph.D. in biochemistry from Syracuse University, and was a postdoctoral fellow and assistant professor at the University of Illinois Medical School.

Management and the Board of Directors recommend a vote FOR each nominee.

Directors Continuing in Office until the 2003 Annual Meeting

Leonard P. Shaykin, 58, has served as our Chairman of the Board since June 1993, and our Chairman and Chief Executive Officer since August 1999. In 1995, Mr. Shaykin founded Shaykin & Co., LLC, a private investment and management company. Prior to founding Shaykin & Co., Mr. Shaykin was a managing partner of Adler & Shaykin, an investment partnership organized to sponsor management leveraged buyouts. Prior to that, Mr. Shaykin was Vice President, Director and a member of the Investment Committee of Citicorp Venture Capital, Ltd. and Citicorp Capital Investors, Inc., the venture capital and equity investment subsidiaries of Citicorp and Citibank. He is currently a Director of The Jerusalem Post, a subsidiary of Hollinger International, a Board Member of the Friends of Sheba Medical Center-Tel Hashomer, Israel, and a trustee of the Jackson Laboratories, a not-for-profit genetic research institute. Mr. Shaykin received a B.A. and an M.A. from the University of Chicago, and an M.B.A. from the University of Chicago Graduate School of Business.

Arthur H. Hayes, Jr., M.D., 66, has served as a director since 1996. He is currently President and Chief Operating Officer of MediScience Associates, Inc., a pharmaceutical consulting company, and is a Professor of Medicine at New York Medical College and Pennsylvania State University College of Medicine. From 1981 to 1983, Dr. Hayes served as the Commissioner of the United States Food and Drug Administration. From 1986 to 1991, he was President and Chief Executive Officer of EM Pharmaceuticals, as well as a member of their board of directors. Dr. Hayes served as Provost & Dean at New York Medical College from 1983 to 1986, and served as the Director of the Institute of Human Values in Medical Ethics, International Health and Biomedical Sciences, the latter of which he also served as Chairman. Dr. Hayes has held several posts with Pennsylvania State University which included Professor of Medicine and Pharmacology from 1977 to 1981, Dean of Admissions from 1976 to 1979, and Associate Professor of Medicine and Pharmacology and Director of the Division of Clinical Pharmacology from 1972 to 1977. Dr. Hayes currently serves on the board of directors of Myriad Genetics, Inc. (a genomic research and pharmaceutical company), Celgene Corporation (a pharmaceutical company), and Premier Research Worldwide. Dr. Hayes received his M.D. from Cornell University Medical College, and also attended Cornell's Graduate School of Medical Sciences, Department of Pharmacology. He undertook premedical studies, and attended medical school at Georgetown University. Dr. Hayes received an M.S. in philosophy, politics and economics from Oxford University, where he was a Rhodes Scholar, and an B.A. in philosophy from Santa Clara University.

Robert E. Pollack, Ph.D., 60, has served as a director since 2000. He is currently Professor of Biological Sciences, Lecturer in Psychiatry at the Center for Psychoanalytic Training and Research, and Director of the Center for the Study of Science and Religion, at Columbia University. He has been a Professor of Biological Sciences at Columbia since 1978, and was Dean of Columbia College from 1982-1989. He received the Alexander Hamilton Medal from Columbia University, and has held a Guggenheim Fellowship. He currently serves on Advisory Boards of the John Templeton Foundation, California Newsreels, The Fred Friendly Seminars, the Program in Religion and Ecology of the Center for the Study of World Religions at Harvard University, and as a Senior Consultant for the Director, Program of Dialogue on Science, Ethics, and Religion, American Association for the Advancement of Science. He is also currently a director and Chair of the Scientific Advisory Board of Nutrition 21, Inc., a company focusing on the development and marketing of proprietary nutritional products. Dr. Pollack graduated from Columbia University with a B.A. in physics, and received a Ph.D. in biology from Brandeis University.

Directors Continuing in Office until the 2004 Annual Meeting

Patricia A. Pilia, Ph.D., 53, a co-founder, has served as a director since our inception. She has served as our Secretary since November 1991, our Vice President of BioResearch and Toxicology since March 1993, and our Executive Vice President since October 1998. Additionally, in 2002, she was appointed Acting Head, Research and Development. In 1990, she co-founded, with Dr. Ainsworth, Pacific Biotechnology, Inc. (a predecessor of ours) and served as its Vice President and Director of Biotechnology. From 1983 to 1991, Dr. Pilia was an Assistant Professor of Pathology in the College of Medicine and Dental Medicine and the College of Graduate Studies at MUSC. Dr. Pilia served as the Assistant Director of the MUSC Immunopathology Diagnostic and Research Laboratories from 1985 to 1991. Since 1984 she has been a consultant on the design and development of biomedical devices and treatment modalities and the design and performance of clinical trials. Dr. Pilia received a B.S. from Boston University, and an M.S. in immunology/microbiology and a Ph.D. in pathology from MUSC.

Edward L. Erickson, 55, has served as a director since 2000. He is currently Chairman of the Board, President and Chief Executive Officer of Immunicon Corporation, a venture capital backed medical products company with technology for use in diagnostics, life science research, and therapeutic applications. He was appointed Chairman of Immunicon in April 1998 and Chief Executive Officer in September 1998. From 1993 to 1998, Mr. Erickson was President, Chief Executive Officer and a director of DepoTech Corporation, a biopharmaceutical company in the drug delivery field. Additionally, from 1995 to 1998 he served as a director of MegaBios Corporation, a gene therapy company. From 1991 to 1993, he was President, Chief Executive Officer, and a director of Cholestech Corporation, a diagnostic products company in point-of-care cholesterol testing and screening. Mr. Erickson holds B.S. and M.S. degrees in mathematics from the Illinois Institute of Technology and an M.B.A. with high distinction from Harvard University.

Richard N. Perle, 60, has served as a director since 2000. He is a fellow at the American Enterprise Institute. Additionally, Mr. Perle is a director of Hollinger International, Inc., a company that publishes English language newspapers in the United States, the United Kingdom, Canada, and Israel. Mr. Perle is also a director of Autonomy, PLC, a company engaged in the development of various software applications, as well as a director of Morgan Crucible, PLC, a company specializing in the design, development, manufacture, and marketing of engineered products for use in various industries. Mr. Perle is also Chairman of the United States Defense Policy Board. From 1981 to 1987, Mr. Perle was the United States Assistant Secretary of Defense for International Security Policy at the United States Department of Defense. Mr. Perle attended the London School of Economics with Honors Examinations, received a B.A. in international relations from the University of Southern California, an M.A. in politics from Princeton University, and completed various fellowships at Princeton University, the Ford Foundation, and the American Council of Learned Societies.

Other Executive Officers

NaPro has the following executive officers in addition to those who serve as directors:

Gordon H. Link, Jr., 48, a certified public accountant and a certified management accountant, joined us as Vice President and Chief Financial Officer in September 1993. Prior to that, Mr. Link served concurrently as Corporate Controller of Synergen, Inc. and Treasurer of the Syntex-Synergen Neuroscience Joint Venture. From February 1991 until April 1993, Mr. Link was Treasurer of Synergen Development Corporation. From October 1983 through May 1990, Mr. Link practiced as a certified public accountant, most recently in the position of Audit Manager with Deloitte & Touche. He received undergraduate degrees in chemistry from Rensselaer Polytechnic Institute and in accounting from Metropolitan State College.

David L. Denny, 50, has served as our Vice President, Operations since September 1995, except for a nine month period during 1997 when he served as Vice President, Quality Assurance. From 1991 to 1993, Mr. Denny served as Vice-President of Operations for Somatogen, Inc. Prior thereto, Mr. Denny served in manufacturing and quality assurance capacities with Miles Pharmaceutical, Abbott Laboratories and Kabi-Pharmacia. He received a B.S. and M.S. in biological sciences from Tennessee Technological University.

James D. McChesney, Ph.D., 62, joined us as Vice-President of Natural Products Chemistry in January 1996. From 1987 until June 1995, he served as Director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi, specializing in natural product pharmaceutical research and development. In July 1993, Dr. McChesney was named Frederick A.P. Barnard Distinguished Professor of Pharmacognosy at the University of Mississippi. Dr. McChesney joined the School of Pharmacy at the University of Mississippi in 1978 as Professor and Chair of the Department of Pharmacognosy. After graduating with honors from Iowa State University with a B.S. in chemical technology, he earned an M.A. in botany and a Ph.D. in natural products chemistry at Indiana University. He has been a Fulbright Lecturer in Brazil and a Visiting Professor at several South American universities.

Kai P. Larson, Esq., 38, served as our Director of Legal Affairs from 1994 to December 1999, when his position was changed to Vice President and General Counsel. Prior to joining us, he worked as an attorney in the New York office of Kirkland & Ellis. Mr. Larson received a B.A. from Brigham Young University and a J.D. from Columbia University School of Law.

Steve J. Bannister, Ph.D., 50, has served as our Vice President of Drug Development since September 2000, and served as our Senior Director of Product and Analytical Development from September 1998 to September 2000. Prior to joining us, he served as Director of Preformulation Development at Baker Norton Pharmaceuticals, IVAX Corporation from 1995 to September 1998. Dr. Bannister received a B.S. in pharmacy from the University of Georgia and a Ph.D. in pharmaceutical chemistry from the University of Kansas.

Brenda Fielding, 47, has served as our Vice President, Regulatory Affairs since June 2001, and served as our Senior Director of Regulatory Affairs from March 2000 to June 2001. Prior to joining us, she served as Director of Regulatory Affairs at Gilead Sciences, Inc. from 1996 to 2000. Ms. Fielding received a B.S.c. in biology from London University, England.

Brian McCudden, 42, has served as our Vice President, Manufacturing since January 2002. Prior to joining us, from 1997 to December 2001, he served as Director, Manufacturing at Roche Colorado Corporation, a subsidiary of F. Hoffman-La Roche Ltd. Previously, he held the position of Director, Large Scale Manufacturing with Roche Colorado Corporation from 1995 to 1997. Mr. McCudden received a B.S. in chemical engineering, Cum Laude, from the University of Delaware and an M.B.A from Loyola College (Baltimore).

Hope Liebke, Ph.D., Esq., 56, has served as Vice President, General Counsel, NaPro Genomics and Vice President, Business Development, NaPro Genomics since April 2002. Prior to joining us, from 1998 to 2002, she served as Of Counsel at the law firm of Fish and Neave. Previously, she held the position of Associate Attorney at the law firm of Pennie and Edwards, LLP from 1989 to 1998. Dr. Liebke received a B.S. in biology from Newcomb College of Tulane University and received a Ph.D. in molecular and cellular biology from the University of Southern California. She performed research in the fields of biochemsitry, genetics, physiology, nucleic acid sequencing, and molecular biology at the University of Connecticut, Farmington and Storrs campuses and at Yale University, and received a J.D. from the University of Connecticut.

Board Meetings and Committees

The Board of Directors held four meetings during 2001, including both regularly scheduled and special meetings. The Board of Directors has established an Audit Committee, a Compensation Committee, a Strategic Planning Committee, and a Research and Development Committee.

The Audit Committee, which currently consists of Dr. Marc Ostro (Chairman), Mr. Edward Erickson, and Mr. Richard Perle meets periodically with representatives of our independent auditors and our management to obtain an assessment of our financial condition and results of operations, the results and scope of the annual audit and other services provided by our independent auditors, and reports to the full Board of Directors with respect thereto. The Audit Committee met two times during 2001 and reviewed our Forms 10-K and 10-Q's prior to filing with the SEC. All members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Audit Committee has adopted a written charter, a copy of which was included in our 2001 Proxy Statement, as filed with the SEC.

The Compensation Committee, which currently consists of Mr. Perle (Chairman), Mr. Erickson, and Dr. Robert Pollack meets periodically to review and recommend to the full Board of Directors compensation arrangements for senior management and directors. In addition, the Compensation Committee is responsible for administering our stock option plans. The Compensation Committee met four times during 2001.

The Strategic Planning Committee is charged with reviewing our strategic plans in connection with potential licensing partners, product development and marketing, regulatory approvals, and other matters. The Strategic Planning Committee did not meet in 2001. The Strategic Planning Committee currently consists of Mr. Leonard Shaykin, Dr. Sterling Ainsworth, Mr. Erickson, and Dr. Ostro.

The Research and Development Committee is charged with reviewing our research and development activities and making recommendations to the full Board of Directors on such matters. The Research and Development Committee did not meet in 2001. The Research and Development Committee currently consists of Dr. Pollack (Chairman) and Dr. Ostro.

Each director attended more than 75% of the aggregate number of Board and applicable Committee meetings in 2001.

Executive Compensation

The following table shows for the years ended December 31, 1999, 2000 and 2001, compensation awarded or paid to, or earned by, our Chief Executive Officer and our other four most highly compensated executive officers at December 31, 2001 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Restricted Stock Awards($)(1)	Securities Underlying Options(#)	All Other Compensation(2)
Leonard Shaykin Chairman of the Board, Chief Executive Officer	2001 2000 1999	239,331 221,397 189,699	200,000 214,977 81,977	0 0 74,592	375,000 120,000 200,000	$33,188 $28,349 $28,534
Sterling Ainsworth Vice Chairman of the Board, President, Chief Scientific Officer	2001 2000 1999	259,423 243,654 208,788	100,000 203,453 103,453	0 0 74,592	150,000 100,000 200,000	$33,188 $28,349 $28,534
Patricia Pilia Executive Vice President, Secretary	2001 2000 1999	199,577 187,962 161,065	125,000 156,114 56,114	0 0 55,945	200,000 100,000 125,000	$33,188 $26,641 $28,534
Gordon Link Vice President, Chief Financial Officer	2001 2000 1999	179,615 169,231 149,135	125,000 105,934 38,934	0 0 55,945	250,000 80,000 100,000	$33,188 $28,349 $28,534
Kai Larson Vice President, General Counsel	2001 2000 1999	159,615 149,215 130,566	125,000 84,758 17,758	0 0 29,837	200,000 80,000 50,000	$33,188 $28,349 $20,000

(1) The total number of shares of restricted stock awarded to the Named Executive Officers in 1999 was 172,001. These shares vested at a rate of half on the grant date of 7/23/99 and the remaining half vested daily until all were fully vested on 7/23/00.

(2) Represents our 401(k) plan and ESOP contributions of common stock (valued at fair market value as of the date of contribution) for each of the Named Executive Officers.

The following table reports each grant of options to purchase common stock made during the year ended December 31, 2001 to the Named Executive Officers:

Option Grants in Last Fiscal Year
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Year(2)	Exercise or Base Price Per Share ($/sh)	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms ($)(4)
					5%	10%
Leonard P. Shaykin	187,500 187,500	9.99% 9.99%	$6.61 $9.55	4/16/2011 6/21/2011	779,436 1,126,114	1,975,245 2,853,795
Sterling K. Ainsworth	75,000 75,000	4.00% 4.00%	$6.61 $9.55	4/16/2011 6/21/2011	311,775 450,446	790,098 1,141,518
Patricia A. Pilia	100,000 100,000	5.33% 5.33%	$6.61 $9.55	4/16/2011 6/21/2011	415,699 600,594	1,053,464 1,522,024
Gordon H. Link	125,000 125,000	6.66% 6.66%	$6.61 $9.55	4/16/2011 6/21/2011	519,624 750,743	1,316,830 1,902,530
Kai P. Larson	100,000 100,000	5.33% 5.33%	$6.61 $9.55	4/16/2011 6/21/2011	415,699 600,594	1,053,464 1,522,024

(1) Each of the options listed on this table was granted under our 1994 Long Term Performance Incentive Plan (the "1994 Plan"). The options granted become exercisable in percentages according to the closing price of our common stock on the Nasdaq National Market. The options that expire on April 16, 2011 have the following terms: Vesting shall be determined by a comparison of the closing price of our common stock on April 16, 2001 ($6.61) (the "Base Price") compared with a rolling 20 day average of the closing price of our common stock over the period from April 16, 2001 to April 16, 2006 (the "Target Price"). When the Target Price exceeds the Base Price by 30%, then 16.67% of the shares allocated to each individual shall vest. When the Target Price exceeds the Base Price by 60%, then an additional 16.67% of the shares allocated to each individual shall vest. Similarly, an additional 16.67% of the shares shall vest when the Target Price exceeds the Base Price by 90%, 120%, 150%, and 200%. All such shares shall be fully vested, regardless of our common stock price, on April 16, 2006. The options that expire on June 21, 2011 have the following terms: Vesting shall be determined by a comparison of the closing price of our common stock on June 21, 2001 ($9.55) (the "Base Price") compared with a rolling 20 day average of the closing price of our common stock over the period from June 21, 2001 to April 16, 2006 (the "Target Price"). When the Target Price exceeds the Base Price by 30%, then 16.67% of the shares allocated to each individual shall vest. When the Target Price exceeds the Base Price by 60%, then an additional 16.67% of the shares allocated to each individual shall vest. Similarly, an additional 16.67% of the shares shall vest when the Target Price exceeds the Base Price by 90%, 120%, 150%, and 200%. All such shares shall be fully vested, regardless of our closing stock price, on June 21, 2006.

(2) Based on the aggregate of 1,876,050 options granted to our employees, including the Named Executive Officers, in 2001, and consisting of options granted under the 1994 Plan and options granted under the 1998 Stock Incentive Plan.

(3) Options granted under the 1994 Plan have a ten-year term and are subject to earlier termination upon death, disability or termination of employment.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our future stock price performance. In addition, the potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

The following table reports information, as to each of the Named Executive Officers, concerning the number of shares subject to both exercisable and unexercisable stock options held as of December 31, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2001:

Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Year End(#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options at Year End($)(2) Exercisable/Unexercisable
Leonard P. Shaykin	0	0	502,500 / 472,500	4,263,771 / 1,999,812
Sterling K. Ainsworth	0	0	424,001 / 258,000	3,718,622 / 1,256,258
Patricia A. Pilia	0	0	285,334 / 275,667	2,388,551 / 1,148,179
Gordon H. Link	10,000	75,334	197,502 / 345,832	1,596,045 / 1,612,256
Kai P. Larson	162,818	1,300,751	0 / 274,166	0 / 1,206,488

(1) Calculated on the basis of the closing price per share of our common stock on the date of exercise on the Nasdaq National Market, minus the exercise price.

(2) Represents the difference between the option exercise price and the closing price of the common stock as reported by the Nasdaq National Market on December 31, 2001 ($11.40), multiplied by the corresponding number of underlying shares.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table reports information as to each of our equity compensation plans, including plans approved by our stockholders and plans not approved by our stockholders, concerning the number of options outstanding at the end of the last fiscal year, the weighted average exercise price of outstanding options and similar instruments, and the number of securities remaining available for future issuance shares under each type of plan in effect as of December 31, 2001:

Type of Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(#)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights ($/sh)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation(#)
Equity Compensation Plans Approved by Stockholder	4,117,426	$5.14	525,459
Equity Compensation Plans Not Approved by Stockholders	872,611	$5.49	428,813

Compensation of Directors

Pursuant to the 1994 Plan, each year non-employee directors are automatically granted, on the date of our annual meeting of stockholders, non-qualified options to purchase 10,000 shares of common stock. In addition, any non-employee director who is first appointed or elected other than at an annual meeting of stockholders automatically receives non-qualified options to purchase 10,000 shares of common stock upon such appointment or election. The 1994 Plan also provides for automatic annual grants of non-qualified stock options to purchase 10,000 shares of common stock to directors who serve as chair of the Audit, Compensation, Strategic Planning, and Research and Development committees of the Board of Directors. The 1994 Plan also provides for an automatic grant of non-qualified stock options to purchase 7,500 shares of common stock to members of the Research and Development Committee (the "RDC") upon their initial appointment to the committee, and an automatic grant of non-qualified stock options to purchase 3,000 shares of common stock to a RDC member who continues service on the RDC after an annual meeting of stockholders. In addition, the 1994 Plan permits the discretionary grant by the Board of Directors of non-qualified options to non-employee directors under certain circumstances. All such options are exercisable at an exercise price equal to the fair market value of the common stock on the date of grant and are subject to certain vesting schedules.

Directors are paid $3,000 for each meeting attended in person and $500 for each meeting attended by telephone. In addition, directors serving on committees of the Board of Directors are paid for attendance at each committee meeting as follows: $1,000 for the committee chairperson attending in person and $500 for non-chair committee members attending in person or any committee members attending by telephone. The RDC chairman receives $16,000 per year for service as chairman of the RDC. RDC members receive $2,500 for attendance at RDC meetings which are not held concurrently with regularly scheduled Board of Directors meetings. Directors are reimbursed for their costs incurred in attending Board of Directors meetings.

Employment Agreements and Termination of Employment Agreements

Effective October 1, 2001, we entered into employment agreements (collectively, the "Senior Executive Employment Agreements"), with Leonard Shaykin, Dr. Sterling Ainsworth, and Dr. Patricia Pilia (collectively, the "Senior Executives") In addition, effective October 1, 2001, we entered into employment agreements (collectively, the "Employment Agreements") with Gordon Link and Kai Larson (collectively, the "Executive Officers"). The Senior Executive Employment Agreements and the Employment Agreements are referred to together as the "Executive Agreements," and the Senior Executives and the Executive Officers are referred to collectively as the "Executives."

Each of the Senior Executive Employment Agreements provide for an initial three-year employment term that expires on October 1, 2004 and is automatically renewed on each anniversary of the date of the agreement for a new one-year term unless either party gives notice of termination to the other party at least 180 days prior to the commencement of any additional one-year term. No such notice of termination has been given by or to any of the Senior Executives. The Employment Agreements provide for initial two-year employment terms that expire on October 1, 2003 and are automatically renewed at the end of the initial term for additional one-year terms unless either party gives notice of termination to the other party at least 180 days prior to the commencement of any additional one-year term. No such notice of termination has been given by or to any of the Executive Officers.

The Senior Executive Employment Agreements provide for initial annual base salaries for Mr. Shaykin and Drs. Ainsworth and Pilia of $270,000, $260,000 and $210,000 respectively. Under the Senior Executive Employment Agreements, in the event of a change of control, the Senior Executives are to be granted a payment equal to the greater of 100% of their prior year's bonus or 75% of their base annual salary and a payment equal to a percentage of the Senior Executive's base annual salary (300% for Mr. Shaykin, 200% for Dr. Pilia, and 150% for Dr. Ainsworth). Mr. Shaykin is a part-time employee, and is not required under his Amended Senior Executive Employment Agreement to spend more than 32 hours in any week or 128 hours per month on our affairs. However, since 1999, when Mr. Shaykin became our Chief Executive Officer, he has spent a majority of his business time on our affairs.

The Employment Agreements provide for initial annual base salaries for Mr. Link and Mr. Larson of $210,000 and $180,000 respectively. Under the Employment Agreements, in the event of a change of control, the Executive Officers are to be granted a payment equal to the greater of 100% of their prior year's bonus or 75% of their base annual salary and a payment equal to 200% of the Executive Officer's base annual salary.

Under the Employment Agreements and Senior Executive Employment Agreements, Executives may receive an annual bonus in such amount, if any, as the Compensation Committee (or if the Board has no Compensation Committee at the time, then the Board), in its discretion, may award to Executives, based on the Executive's and the Company's performance during each year of the employment period.

Each Executive Agreement provides for certain benefits if, prior to the end of the initial term or any additional one-year term, an Executive's employment is terminated by us other than for Cause (as defined in the Executive Agreements) or by the Senior Executive for Good Reason (as defined in the Executive Agreements). In general, each Executive would be entitled to receive, subject to certain limitations, (i) a continuance of their respective salary and bonus, if any, through the end of the initial term or the then current term, (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination, (iii) full vesting for all outstanding Company stock options owned by the Executive, which become immediately fully exerciseable, and (iv) a bonus payment in an amount determined by whether or not a change of control of the company is occurring at the time of the termination of the Executive's employment. If a change in control occurs, the Executive is entitled to receive a payment equal to a percentage of the individual Executive's base salary, according to the terms set forth above for each named individual. If a change in control does not occur, the Executive is entitled to receive a payment equal to 100% of his or her base salary for the preceding 12 months. The foregoing benefits would be limited by the amount deductible for income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

The Executive Agreements also contain provisions (i) prohibiting disclosure of confidential information, (ii) granting to us rights to intellectual property developed by the Executives that relate to our business or developed in the course of employment with us, and (iii) prohibiting competition with us under certain circumstances during and for five years after the Executive's employment.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, our directors and certain of our officers, and persons holding more than ten percent of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the SEC. Such persons are also required to furnish us copies of forms so filed. Based solely upon a review of copies of such forms filed with us during the last fiscal year, Brian McCudden was late in filing one Form 3 in which he reported one transaction, Drs. Sterling Ainsworth and Patricia Pilia were each late in filing one Form 4 in which they reported one transaction each, and Richard Perle was late in filing one Form 5 in which he reported one transaction. No other officers or directors were late in filing any reports on Forms 3, 4 and 5 during the last fiscal year.

Certain Relationships and Related Transactions

Dr. Hayes provides us certain consulting services to us. We are parties with MediScience Associates to a consulting agreement (the "MediScience Agreement") whereby Dr. Hayes, who is President and Chief Operating Officer of MediScience, provides us with consulting services in a variety of areas, including clinical research planning, strategic positioning and regulatory guidance. We make quarterly payments to MediScience under the MediScience Agreement in the amount of $12,500 for such services. Dr. Hayes is obligated to provide consulting services to us under the MediScience Agreement indefinitely, but the MediScience Agreement is terminable by us or by MediScience at any time with 90 days prior written notice.

In February 2002, we entered into a Securities Purchase Agreement with TL Ventures V, L.P. and one of its affiliated funds (collectively, the "TL Venture Funds") pursuant to which we sold an aggregate of $8 million of our common stock at $9.00 per share and an aggregate of $8 million principal amount of our 4% Convertible Subordinated Debentures due February 12, 2007. Dr. Ostro, one of our directors, is a managing director of an affiliate of the investment manager of the TL Venture Funds, and a voting limited partner in the TL Venture Funds. No placement agent was involved in the transaction, and our net proceeds were approximately $15,725,000. The debentures sold in the transaction are convertible into shares of our common stock from time to time at the option of the holders thereof at $15.00 per share. In addition, we may issue shares of common stock in lieu of cash, from time to time and at our option, as interest on the debentures. We may pay the debentures at maturity in cash or common stock at our option. The debentures will automatically convert into common stock during the first two years if the average price of the common stock for 15 trading days is $22.00 per share, and during the last three years if the average trading price for 30 trading days is $16.00 per share. If we have insufficient funds to repay the debentures in full at maturity or upon acceleration, the holders of the debentures may elect to convert the outstanding principal balance and any unpaid accrued interest on the debentures into shares of common stock at a conversion price equal to the then current twenty-day average trading price of the common stock. We have filed a registration statement on Form S-3 with the SEC to register the resale of the shares of common stock issued to the TL Venture Funds in the transaction, as well as the shares of common stock issuable upon conversion of the debentures and issuable in lieu of cash as interest on the debentures.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2001, our compensation committee consisted of Mr. Edward Erickson, the Honorable Richard Perle (Chairman), and Dr. Robert Pollack. None of our executive officers serve as members of the board of directors or compensation committee of any entity that has one or more executive officers who serve on the Board of Directors or compensation committee.

Compensation Committee Report on Executive Compensation.

The report of the Compensation Committee of the Board of Directors (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Goals. The Committee implements our executive compensation policies. We are committed to executive compensation policies that promote and support our goals and that inspire executives to make a significant contribution to our financial success. Our overall compensation philosophy for executive officers has the following objectives: (1) the attraction and retention of qualified personnel whose participation is important to our short-term and long-term success; and (2) the creation of a mutual interest between executive officers and stockholders that permits executive officers to share in the risks and rewards of strategic decision-making.

We have established our executive compensation policies using the above objectives as our foundation. The Committee's current practice is to review the compensation of each of the corporate officers. The Committee also administers all annual bonuses and equity based incentive compensation including grants of stock options and restricted stock. The following describes the three primary components of our current executive compensation program.

Base Salary. For 2001, the base salary compensation of our Chief Executive Officer, Mr. Shaykin, and certain other senior executives, was determined by the Committee after reviewing independent surveys and other publicly available information on market competitive total direct compensation for certain senior executive officers based on specific industries and revenue sizes. The Compensation Committee believes that the current base salaries of our executive officers are appropriate.

Annual Bonus. In 2001, a bonus in the form of cash was paid to each executive officer. The bonuses for the Named Executive Officers were as follows: Leonard Shaykin was paid a bonus in the amount of $200,000; Sterling Ainsworth was paid a bonus in the amount of $100,000; Patricia Pilia was paid a bonus in the amount of $125,000; Gordon Link was paid a bonus in the amount of $125,000; and Kai Larson was paid a bonus in the amount of $125,000.

Equity-based Incentives. We consider equity-based incentives to be an integral part of executive compensation. We believe that the grant of restricted stock awards, stock options and other awards pursuant to the 1994 Long-Term Performance Incentive Plan and the 1998 Stock Incentive Plan has been, and will continue to be, an effective method for the creation of a mutual interest between our employees and our stockholders. During 2001, stock options were granted to nine executive officers. These grants were recommended to the Committee by the Chairman of the Board and the President. Factors considered in granting stock options include recommendations made to the Committee by the Chairman of the Board and the President as well as the Committee's own subjective evaluation of the individual executive's performance and our performance taking into account the goal and overall compensation philosophy stated above. The recommendations of such grants to the Committee and the Committee's approval of such recommendations were also based upon independent surveys and other publicly available information for senior executive officers based on specific industries and revenue sizes.

For 2001, the total compensation (including bonuses and equity-based incentives) of our Chief Executive Officer, Mr. Shaykin, and other senior executives, was assessed according to our goals and policies. Factors taken into account included our progress towards the filing and approval of an Abbreviated New Drug Application with the United States Food and Drug Administration and other steps we have taken to support the manufacture, registration, and marketing of our primary product, paclitaxel, in the United States and Europe.

Compensation Committee

Richard Perle, Chair

Edward Erickson

Robert Pollack

June 17, 2002

Report of the Audit Committee of the Board of Directors

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that NaPro specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors reviews NaPro's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Committee consists of not less than three directors, all of whom meet the independence and other requirements of the Audit Committee Policy of the NASD. The Board of Directors has adopted a written charter for the Committee.

The Committee has reviewed and discussed with management and NaPro's independent auditor, Ernst & Young LLP, the audited 2001 financial statements and the interim financial results. In addition to its reviews, the Committee met three times in 2001 with the independent auditor. The meetings were designed to facilitate and encourage private communication between the Committee, management and the independent auditor. The meetings included discussion and further review of the financial statements, the interim financial results and the matters required to be discussed by Statement of Auditing Standards No. 61. The independent auditor also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Committee has discussed with the independent auditor, the auditor's independence from NaPro. The Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on its reviews and discussions described above, the Committee recommended to the Board of Directors that the audited 2001 financial statements be included in NaPro's Annual Report on Form 10-K for the last fiscal year, as filed with the SEC.

The Audit Committee

Marc J. Ostro, Chair

Edward L. Erickson

Richard N. Perle

June 17, 2002

Stock Price Performance Graph

The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph below compares the cumulative return of our common stock against the Total Return Index for the Nasdaq Market (U.S.) and a peer group which is comprised of the companies listed on the Nasdaq Pharmaceutical Stock Index. The cumulative return presented is based upon an initial investment of $100 over the period December 31, 1996 through December 31, 2001. The stock price performance on the graph is not necessarily an indicator of future price performance. The cumulative return of our common stock is based upon its initial public offering price of $5.00 and the last reported sale price of our common stock as reported on the Nasdaq National Market System on December 31, 2001, the last trading day of 2001 ($11.40). The indices assume the reinvestment of all dividends.

Total Cumulative Shareholder Return
Legend
NaPro
Nasdaq Market
Peer Group
$350
$300
$250
$200
$150
$100
$50
$0
12/31/96
12/31/97
12/31/98
12/31/99
12/29/00
12/31/01

	December 31, 1996	December 31, 1997	December 31, 1998	December 31, 1999	December 29, 2000	December 31, 2001
NaPro (NPRO)	$100	$23.52	$13.26	$27.09	$79.77	$107.24
NASDAQ Market (U.S.)	$100	$122.48	$172.70	$320.88	$193	$153.13
Peer Group (NASDAQ Pharmaceutical Index)	$100	$103.05	$130.81	$246.64	$307.65	$262.19

Proposal 2: Amendments to the 1994 Long-Term Performance Incentive Plan

Description of Proposed Amendments

Contingent upon approval by the stockholders, the Board of Directors has adopted amendments to the 1994 Plan which shall increase the maximum number of shares of common stock issuable as awards under the 1994 Plan from 5,200,000 to 6,600,000.

Reasons for Proposed Amendments

As of April 30, 2002, stock options have been granted under the 1994 Plan to purchase a total of 4,098,676 shares. With grants made during 2001, there are 531,254 shares left for issuance under the 1994 Plan. The Board believes that it is in our best interest to increase the number of shares available for awards under the 1994 Plan in order to allow us to grant awards to attract and retain new employees and to further compensate, where appropriate, existing employees whether or not they have previously been granted options under the 1994 Plan. Failure to attract and retain new employees or to compensate existing employees could create a situation in which we are unable to attract and retain sufficiently competent, skilled personnel, and could have a material adverse effect on our business.

1994 Long-Term Performance Incentive Plan

In May 1994, our Board of Directors adopted the 1994 Plan which was subsequently approved by our stockholders prior to our initial public offering in August 1994 and was amended with the approval of stockholders in 2001. The 1994 Plan, as amended, provides for granting to employees and other key individuals who perform services for us ("Participants") the following types of incentive awards: stock options, stock appreciation rights ("SARs"), restricted stock, performance grants and other types of awards that the Compensation Committee deems to be consistent with the purposes of the 1994 Plan. The 1994 Plan also provides non-employee directors with stock option grants according to an established formula and permits the discretionary grant of non-qualified options by the Compensation Committee to non-employee directors under certain circumstances.

The 1994 Plan affords us latitude in tailoring incentive compensation to support corporate and business objectives, to anticipate and respond to a changing business environment and competitive compensation practices and, in the case of options granted to non-employee directors, to strengthen further the non-employee directors' linkage with stockholder interests.

The following summary of the 1994 Plan is qualified by reference to the complete text of the 1994 Plan which is incorporated herein by reference.

Shares subject to Plan. The 1994 Plan currently allows for the issuance of shares of common stock as awards. Stockholder approval of Proposal 2 would increase the number of shares of common stock issuable as awards under the 1994 Plan to 6,600,000.

Administration. The Compensation Committee has exclusive discretion to select the Participants and to determine the type, size, and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the 1994 Plan except that the maximum number of shares subject to one or more Awards that can be granted to any participant in one taxable year of the Company is 400,000 shares. The decisions of the Committee are final and binding on all parties. The Committee must be structured at all times so that all of its members are "disinterested directors" as defined in SEC Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. With limited exceptions, including termination of employment as a result of death, disability or retirement, or except as otherwise determined by the Compensation Committee, rights to these forms of contingent compensation will be forfeited if a Participant's employment or performance of services terminates within a specified period following the award. Generally, a Participant's rights and interest under the 1994 Plan will not be transferable except by will or by laws of descent and distribution.

Awards. Under the 1994 Plan, Participants are granted incentive awards consisting of stock options, SARs, restricted stock, performance grants and other types of awards.

Stock Options. Participants are granted stock options which may be non-qualified stock options or incentive stock options. Incentive stock options may be granted only to employees. Stock options are rights to purchase a specified number of shares of common stock at a price fixed by the Compensation Committee. The option price may not be less than the fair market value of the underlying shares of common stock on the date of grant provided that the option price for incentive options granted to an employee who owns more than 10% of the common stock must be at least 110% of fair market value of the underlying common stock on the date of the grant. In the case of purchased stock options, a specified number of non-qualified stock options (with an option price as described above) are offered for grant to selected Participants in exchange for a purchase price, specified by the Compensation Committee, which is payable at the time of grant. Options generally expire not later than ten years after the date on which they are granted provided that an incentive option granted to an employee who owns more than 10% of the common stock must expire no more than five years after the date of grant. Options become exercisable at such times and in such installments as the Compensation Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, common stock, or the surrender of another outstanding award or any combination thereof) as the Compensation Committee may determine. Federal income tax payable as a consequence of the exercise of such options is borne by the grantee.

The following provisions apply in the event of a Participant's termination of employment or service as a non-employee director. An employee who terminates employment other than for cause may exercise the option for 90 days (or the period determined by the Compensation Committee) after termination of employment. A non-employee director whose service on the Board terminates (other than for cause) may exercise the option for three years (or the period determined by the Committee) after termination of service. If a Participant terminates employment or service on account of disability (as defined in the Plan) or retires under an approved NaPro retirement program, the individual may exercise the option for three years (or the period determined by the Compensation Committee). If a Participant terminates employment or service on account of death, the Participant's executors, administrators, heirs or distributees, as the case may be, may exercise the option for one year after the Participant's death (or the period determined by the Compensation Committee). The Plan provides that, in all cases, an option may be exercised only to the extent that it was vested at the time of termination of employment or service or death unless the Compensation Committee provides otherwise and only during the term of the option. The Plan also provides that if a Participant who terminated employment on account of disability returns to employment or service within three years, the vesting determined by the Compensation Committee and the option term will be extended for a period equal to the period of time the Participant was absent from employment or service on account of the disability; however, the term of an incentive option will not be extended.

SARs. SARs may be granted alone, or a holder of an option or other award may be granted a related SAR, either at the time of grant or by amendment thereafter. Upon exercise of a SAR, the holder must surrender the SAR and surrender, unexercised, any related option or other award, and the holder will receive in exchange, at the election of the Compensation Committee, cash or common stock or other consideration, or any combination thereof, equal in value to (or, in the discretion of the Compensation Committee, less than) the difference between the exercise price or option price per share and the fair market value per share of common stock on the last business day preceding the date of exercise, times the number of shares subject to the SAR or option or other award, or portion thereof, which is exercised. SARs terminate when the Participant terminates employment or service except that (1) if the Participant terminates on account of disability or under an approved NaPro retirement program, the Participant may exercise the SAR for three years (or the period determined by the Compensation Committee) after termination and (2) if the Participant dies, the SAR may be exercised for one year (or other period determined by the Compensation Committee) after the Participant's death. The SAR may be exercised only to the extent that it was vested at the time of termination or death unless the Compensation Committee provides otherwise and only during the term of the SAR.

Restricted Stock Awards. A restricted stock award is an award of a specified number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Compensation Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares. If the Participant's employment or service terminates prior to the end of the restriction period, the Participant's rights to the restricted stock will terminate, except that if the termination is on account of death, disability, or retirement under an approved retirement program, the Compensation Committee may cancel the restrictions to any or all shares of restricted stock.

Performance Grants and Other Awards. Performance grants are awards with a final value, if any, that is determined by the degree to which specified performance objectives have been achieved during an award period set by the Compensation Committee, subject to such adjustments as the Compensation Committee may approve based on relevant factors. Performance objectives are based on various measures of performance, including, without limitation, measures of industry, Company, unit or Participant performance, or any combination of the foregoing, as the Compensation Committee may determine. The Compensation Committee may make such adjustments in the computation of any performance measure as it may deem appropriate. A target value of an award will be established (and may be amended thereafter) by the Compensation Committee and may be a fixed dollar amount, an amount that varies from time to time based on the value of a share of common stock, or an amount that is determinable from other criteria specified by the Compensation Committee. Payment of the final value of an award will be made as promptly as practicable after the end of the award period or at such other time or times as the Compensation Committee may determine. If the Participant terminates employment or service before the end of the award period, the award may be canceled or the value of the award may be paid in whole or in part as the Compensation Committee determines. The 1994 Plan permits the grant of any other type of incentive compensation award determined by the Compensation Committee to be consistent with the purposes of the 1994 Plan.

Awards to Non-Employee Directors. The 1994 Plan provides that each person who is not an employee of ours or any of our subsidiaries and who (i) is elected or re-elected as a director of ours at an annual meeting of our stockholders, (ii) continues service as a director of ours after an annual meeting of our stockholders at which the director is not subject to re-election, or (iii) is appointed as a director of ours in accordance with our Bylaws following an annual meeting of our stockholders (each, an "Eligible Director"), will receive, on the next business day following each such election or appointment, a non-qualified option to purchase a specified number of shares of common stock. Currently, non-employee directors are entitled to receive an option for 10,000 shares of common stock under such automatic provisions. The 1994 Plan also provides for automatic annual grants of options to purchase 10,000 shares of common stock to the chair of the Audit, Compensation, Strategic Planning, and Research and Development Committees of the Board of Directors. The 1994 Plan also provides for an automatic grant of non-qualified stock options to purchase 7,500 shares of common stock to each member of the Research and Development Committee upon his or her appointment to that committee, and an automatic grant of non-qualified stock options to purchase 3,000 shares of common stock to a member who continues service on the Research and Development Committee after an initial meeting of our stockholders. If elected at an annual meeting of stockholders, each option then granted to a non-employee director will have an option price equal to the fair market value of our common stock on the date of grant, will become exercisable in full on the later of six months following the grant date or the business day next preceding the date of the annual meeting of our stockholders immediately following the date of the grant. All such options will have a term of ten years from the date of grant. The 1994 Plan also provides for the discretionary grant of non-qualified options by the Compensation Committee to non-employee directors under certain circumstances.

Liquidation; Changes in Control; Mergers. Upon our liquidation or dissolution, all outstanding awards under the 1994 Plan will terminate immediately prior to the consummation of such liquidation or dissolution, unless otherwise provided by the Compensation Committee. Upon certain events, including (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act but excluding us and any subsidiary and any employee benefit plan sponsored or maintained by us or any of our subsidiaries (including any trustee of such plan acting as trustee), directly or indirectly, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of ours representing 25% or more of the combined voting power of our then outstanding securities; (ii) individuals who at the beginning of any 12-month period constituted the Board ceasing for any reason other than death to constitute a majority of such Board; or (iii) approval by our stockholders of a transaction involving our acquisition by an entity other than us or any subsidiary through purchase of assets, by merger, or otherwise, (A) any SARs and any options will become immediately exercisable in full; (B) restrictions and deferral limitations applicable to any restricted stock and other awards payable in shares of common stock will lapse and become immediately exercisable in full; (C) generally, outstanding performance grants will become vested and will be paid out based on the prorated target results for the awards period in question unless the Committee provides otherwise before the change in control; and (D) generally, the value of all outstanding options, SARs, restricted stock, performance grants and any other type of award payable in shares of common stock will be cashed out.

Amendment and Termination. The Board may amend or suspend the 1994 Plan in whole or in part at any time provided that stockholder approval is obtained where failure to obtain such approval would adversely affect the compliance of the 1994 Plan with Rule 16b-3 under the Exchange Act and with other applicable law. The 1994 Plan terminates upon the earlier of (1) the adoption of a Board resolution terminating the Plan, or (2) ten years from June 16, 1994, unless extended for up to an additional five years by action of the Board of Directors. No amendment or termination of the Plan may materially affect any rights of a Participant with respect to any award without the written consent of the Participant except where, in the Compensation Committee's discretion, it determines that significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, account or cost/benefit conditions have had or will have a substantial effect on the performance of us or any of our subsidiaries or affiliates.

Federal Income Tax Consequences of the Grant and Exercise of Options Under the 1994 Plan. The tax consequences applicable to us and to a Participant in the 1994 Plan in connection with options granted to a participant are complex and depend, in large part, on the surrounding facts and circumstances. The following brief summary of certain significant United States federal income tax consequences under existing law of the 1994 Plan is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Under the Code, the grant of a stock option does not result in taxable income to the optionee or any tax deduction to us. However, the transfer of common stock of ours to an optionee upon exercise of an option may or may not give rise to taxable income to the optionee and tax deductions to us, depending upon whether or not the option is an incentive stock option or non-qualified option.

In general, a Participant will not recognize any income upon the exercise of an incentive stock option, and we will not be entitled to a tax deduction on account of such exercise. However, a Participant could be subject to the alternative minimum tax upon exercise for the year in which the option was exercised. If the Code requirements relating to the holding periods for stock acquired on exercise of an incentive stock option have been satisfied, a Participant who acquires common stock upon the exercise of his or her incentive stock option will recognize any gain or loss realized upon the sale of such stock as capital gain or loss, but we will not be entitled to any tax deduction on account of such sale. If such holding period requirements are not satisfied with respect to such stock acquired on exercise of an incentive stock option, the sale of the stock will result in ordinary compensation income being recognized by the Participant in an amount equal to the excess, with certain adjustments, of the fair market value of the underlying stock on the date of exercise, or, if less, the sale price over the option price and we will be entitled to a tax deduction in the same amount, assuming that the compensation amounts satisfy the ordinary and necessary expense and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code. Any additional gain realized by such Participant on such a sale of his or her stock will be a capital gain. If the total amount realized upon such a sale is less than the exercise price of the incentive stock option, the difference will be a capital loss to such Participant.

In the case of a non-qualified option, a Participant generally will recognize ordinary compensation income upon the exercise of such option in the amount equal to the excess of the fair market value of the underlying stock on the date of exercise over the option price, and we will be entitled to a tax deduction in the same amount, assuming that the compensation amounts satisfy the ordinary and necessary expense and reasonable compensation requirements for deductibility and that the deduction is not limited to Section 162(m) of the Code. In the case of employees, the compensation income is subject to wage withholding. If, however, the sale of our common stock at a profit would subject the Participant to liability under Section 16(b) of the Exchange Act, the Participant will recognize compensation income equal to the excess of (i) the fair market value of such common stock on the earlier of the date that is six months after the date of exercise or the date the Participant can sell the common stock without liability under Section 16(b) over (ii) the exercise price. The Participant can make an election under Section 83(b) of the Code to measure the compensation as of the date the non-qualified option is exercised. A Participant will recognize as capital gain or loss any profit or loss realized on the sale or exchange of any such shares disposed of or sold.

Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our chief executive officer or any one of the other four highest paid executive officers employed by us on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by our stockholders, is not subject to this limitation on deductibility. We have structured the stock option and SAR portions of the 1994 Plan with the intention that compensation resulting therefrom would be qualified performance-based compensation and would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. The 1994 Plan allows the Committee discretion to award restricted stock and other stock-based awards that are intended to be qualified performance-based compensation. Bonuses and other compensation payable in stock under the 1994 Plan are not intended to qualify as performance-based compensation.

1998 Stock Incentive Plan

In March 1998, our Board of Directors adopted the 1998 Stock Option Plan without the approval of our stockholders. Effective January 1, 2001, the 1998 Stock Option Plan was amended and renamed the 1998 Stock Incentive Plan (the "1998 Plan"). In September 2001, the 1998 Plan was amended again by the Board of Directors. The purpose of the 1998 Plan is to advance our interests and our stockholder's interests by providing incentives to certain employees and to other individuals who contribute significantly to our long-term performance and growth. The 1998 Plan allows us to respond to competitive compensation practices as well as to encourage the alignment of the interests of our stockholders, employees, and significant contributors. Except as described below, in September 2001 the Board of Directors amended the terms of the 1998 Plan to correspond to the terms of the above summarized 1994 Plan.

The following summary of the 1998 Plan is qualified by reference to the complete text of the 1998 Plan which is incorporated herein by reference:

Shares Subject to the 1998 Plan. The 1998 Plan currently allows for the issuance of shares of common stock as awards. There are presently 1,425,000 shares of common stock issuable as awards under the 1998 Plan.

Types of Awards. The types of awards authorized for granting include stock options, SARs, restricted stock, and performance grants, as described above under the 1994 Plan.

Eligibility; Awards to Officers and Non-Employee Directors. The 1998 Plan does not authorize the granting of awards to our corporate officers or non-employee directors, and therefore these individuals are not eligible to receive awards under the 1998 Plan. Only employees and certain significant contributors of ours are eligible to receive awards under the 1998 Plan.

Amendment and Termination. The Board may amend, suspend or terminate the 1998 Plan in whole or in part at any time by the adoption of a resolution of the Board authorizing such action. Stockholder approval is not required for such amendment, suspension, or termination.

For further information regarding the 1998 Stock Incentive Plan, please see the notes to our most recent financial statements filed on Form 10-K with the SEC on March 31, 2002.

Vote Required and Board Recommendation

Proposal 2 requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the same effect as negative votes.  Broker non-votes will not be counted in determining whether Proposal 2 has been approved. If the amendment is not approved by the stockholders, our 1994 Plan will continue in effect without the proposed amendments.

Management and the Board of Directors recommend a vote FOR Proposal 2 to approve an amendment to the 1994 Plan.

Proposal 3: Amendments to our Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares and Remove the Designation of Non-Voting Common Stock.

Background

The Board of Directors has determined that amending our Amended and Restated Certificate of Incorporation in the manner described below is advisable and is in the best interest of stockholders and recommends that our shareholders approve and adopt the proposed amendments. The proposed amendment would increase the number of authorized shares of the common stock from 45.0 million shares to 66.0 million shares, and remove non-voting common stock as a class of our designated common stock.

The proposed amendment is being recommended because the Board of Directors believes having shares authorized and available for issuance will provide us with greater flexibility in pursuing funding to meet our capital needs in the future. Additionally, since all the shares of outstanding non-voting common stock have been converted to common stock and there are no shares of non-voting common stock outstanding, the Board of Directors also believes that the non-voting class of our common stock should be removed from a designation as a class of common stock under the Amended and Restated Certificate of Incorporation.

Description of the Proposal

The proposed amendment to our Amended and Restated Certificate of Incorporation will increase the number of authorized shares of our common stock from 45.0 million to 66.0 million. As of May 30, 2002, 29,697,213 shares of common stock were outstanding, approximately 6.5 million shares of common stock were reserved for future issuance under our existing equity compensation plans (including the increase under proposal 2) and approximately 700,000 shares of common stock were reserved for issuance upon exercise of other outstanding options, warrants and convertible securities, resulting in a total of approximately 37.5 million shares of common stock outstanding or reserved for issuance as of that date. We may also issue additional shares of common stock from our currently authorized but unissued shares, including for the payment of interest on our outstanding convertible subordinated debentures and annual issuances for the license of our gene alteration technology. The Board of Directors believes that the remaining authorized but unissued shares of common stock may be insufficient to satisfy our future requirements for the issuance of additional shares. While we have no agreements, understandings or arrangements at present to issue the additional shares of common stock that would be authorized by the proposed amendment, we want to have additional shares available to provide flexibility to use our common stock to acquire technology, for acquisitions and to raise capital. If the proposed amendment is approved, the additional shares could be used, without further stockholder approval, for those purposes and others approved by the Board.

If Proposal 3 is approved, the newly authorized shares of common stock would have the same rights and privileges as the shares of common stock now authorized. The common stock has no preemptive rights. Once shares of common stock are authorized, the Board of Directors can issue shares of common stock without stockholder approval, except as may be required by law or regulations or by the rules of the Nasdaq National Market or any stock exchange on which our securities may then be listed. Adoption of Proposal 3 and issuance of the additional common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders. Additionally, if Proposal 3 is approved, non-voting common stock would no longer be a designated class of our common stock. If Proposal 3 is adopted, the amendment to our Amended and Restated Certificate of Incorporation will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

Although the Board of Directors would issue additional shares based on its judgment as to the best interests of ours and our shareholders, the issuance of additional shares would have the effect of diluting the relative voting power per share. It also could have the effect of diluting a shareholder's interest in us on an economic basis to the extent shares are issued at a price less than their fair value. Also, removing non-voting common stock designation from the Certificate of Incorporation could have the effect of limiting our ability to secure financing or to enter into certain types of financial transactions.

If Proposal 3 is approved, Section I of Article Four of the Amended and Restated Certificate of Incorporation will be amended, in pertinent part, to read as follows:

ARTICLE FOUR

I. AUTHORIZED SHARES

The Corporation shall have authority to issue 66,000,000 shares of capital stock, 64,000,000 of which shall be Common Stock, with a par value of $.0075 per share, and 2,000,000 of which shall be Preferred Stock, with a par value of $.001 per share.

Additional conforming changes will be made throughout our Amended and Restated Certificate of Incorporation to remove the non-voting class of our common stock.

Vote Required and Board Recommendation

The affirmative vote of holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the proposed amendments to our Amended and Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

If the amendment is not approved by the shareholders, our Amended and Restated Certificate of Incorporation, which authorizes the issuance of 45.0 million shares of common stock and the issuance of non-voting common stock, will remain unchanged.

Management and the Board of Directors recommend a vote FOR Proposal 3 to approve amendments to our Amended and Restated Certificate of Incorporation.

Proposal 4: Ratification of Selection of Independent Auditors

The Board of Directors has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2002, and has further directed that management submit this selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If a majority of the shares voted at the Annual Meeting do not vote for ratification of the selection of Ernst & Young LLP, the Board of Directors will reconsider such selection. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will have the same effect as negative votes.  Broker non-votes will not be counted in determining whether Proposal 4 has been approved.

Audit Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of our financial statements for such fiscal year and for the review of our interim financial statements was $96,000.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2001, no fees were billed by Ernst & Young LLP for information technology consulting services.

All Other Fees. During the fiscal year ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit was $92,000.

The Audit Committee has determined that rendering of non-audit services by Ernst & Young LLP is compatible with maintaining the auditors independence.

Management and the Board of Directors recommend a vote FOR Proposal 4 to ratify selection of Ernst & Young LLP as our independent auditors.

Other Matters

The Board of Directors knows of no other business to be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote in respect thereof in accordance with their best judgment.

The Board of Directors encourages you to have your shares voted by signing and returning the enclosed proxy. The fact that you will have returned your proxy in advance will not affect your right to vote in person should you find it possible to attend. However, by signing and returning the proxy, you have assured your representation at the Annual Meeting. Thank you for your cooperation.

By Order of the Board of Directors,

/s/ Patricia A. Pilia, Ph. D.
Secretary

Boulder, Colorado

June 17, 2002

Common Stock

NaPro BioTherapeutics, Inc.

Proxy Solicited by the Board of Directors

For the Annual Meeting of Stockholders to Be Held on July 16, 2002

The undersigned hereby appoints Leonard Shaykin, Sterling Ainsworth and Patricia Pilia, or any of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Annual Meeting (the "Annual Meeting") of Stockholders of NaPro BioTherapeutics, Inc. (the "Company") to be held on July 16, 2002, at 9:00 a.m. local time at the Raintree Plaza Conference Center at the Raintree Plaza Hotel, 1850 Industrial Circle, Longmont, Colorado, and at any adjournments or postponements thereof, and to vote there all the shares of common stock, $.0075 par value per share, held of record by the undersigned at the close of business on May 20, 2002, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

Shares will be voted as specified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AND APPROVAL OF THE PROPOSALS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

X     Please mark your votes as in this example

1. ELECTION OF DIRECTORS: Nominees: Sterling Ainsworth, Marc Ostro.
            (to serve until 2005 Annual Meeting)

 [  ]  VOTE FOR ALL NOMINEES                 [  ] VOTE WITHHELD FROM ALL NOMINEES

To withhold authority to vote for any nominee, write that nominee's name on the space below.

___________________________

2. AMENDMENT TO THE COMPANY'S 1994 LONG-TERM PERFORMANCE INCENTIVE PLAN (THE "1994 PLAN") to increase the maximum number of shares of common stock issuable as awards under the 1994 Plan from 5,200,000 to 6,600,000.

FOR [  ]       AGAINST  [  ]           ABSTAIN [  ]

3. AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to increase the maximum number of shares of common stock issuable thereunder from 45,000,000 to 66,000,000, and to remove the designation of Non-Voting Common Stock therefrom.

FOR [  ]       AGAINST  [  ]           ABSTAIN [  ]

4. To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002.

FOR [  ]       AGAINST  [  ]           ABSTAIN [  ]

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Signature(s)________________________________________________________________Date______________

Name (print): ______________________________________________________________

NOTE: Please sign this proxy as your name appears hereon, including the title "Executor," "Trustee," etc. if such is indicated. If joint account, each joint owner should each sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof.

1994 LONG-TERM PERFORMANCE INCENTIVE PLAN OF

NAPRO BIOTHERAPEUTICS, INC.

(as amended and restated effective June 21, 2001)

1. Introduction and Purpose. NaPro BioTherapeutics, Inc., a Delaware corporation (the "Company") previously adopted the 1994 Long-Term Performance Incentive Plan of NaPro BioTherapeutics, Inc. (the "Plan"). The Plan was amended and restated effective May 28, 1998 and again effective January 1, 2001. In accordance with the provisions of Paragraph 20 of the Plan, the Plan is hereby again amended and restated in its entirety, generally effective as of June 21, 2001. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing incentives to certain employees of the Company and to certain other key individuals who perform services for the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company. In the case of options granted to the Company's non-employee directors, the Plan is intended to more closely align the interests of such directors with the Company's stockholders.

2. Administration. The Plan shall be administered solely by the Board of Directors (the "Board") of the Company or, if the Board shall so designate, by a committee of the Board that shall be comprised of not fewer the two directors (the "Committee"); provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the "Code"), and any implementing regulations (and any successor provisions thereof), so permit without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3 and the exemption from the limitations on the deductibility of certain executive compensation provided by Section 162(m), the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion. References to the Committee hereunder shall include the Board where appropriate. The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 and Section 162(m). No member of the Committee shall have within one year prior to his appointment received awards under the Plan ("Awards") or under any other plan, program or arrangement of the Company or any of its affiliates if such receipt would cause such member to cease to be a "disinterested person" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to be a "disinterested person."

The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) (i) to select the employees and other key individuals to be granted Awards under the Plan, (ii) to determine the type, size and terms of the Award to be made to each individual selected, subject to the limitations set forth in Paragraph 4(b), (iii) to modify the terms of any Award that has been granted, (iv) to determine the time when Awards will be granted, (v) to establish performance objectives, (vi) to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and (vii) to prescribe the form of the instruments embodying Awards made under the Plan, except as otherwise provided in Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors. The Committee is authorized (A) to interpret the Plan and the Awards granted under the Plan, (B) to establish, amend and rescind any rules and regulations relating to the Plan, and (C) to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates as permitted herein.

3. Eligibility. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company and any of its subsidiaries who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company shall be eligible to receive an Award under the Plan, except pursuant to Paragraph 9.

4. Awards under the Plan.

(a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights," (iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Nonqualified Stock Options" (which may be awarded to participants or sold at a price determined by the Committee ("Purchased Options")) and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company having a par value of $.0075 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property ("Other Company Securities")) or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

(b) Maximum Number of Shares that May be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 5,200,000 Common Shares, subject to adjustment as provided in Paragraph 15. The maximum number of underlying Common Shares which any participant may be granted under Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Grants or any other Award in any one taxable year of the Company shall not exceed 400,000 Common Shares. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

(c) Rights with respect to Common Shares and Other Securities.

(i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined), ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

(ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

5. Stock Options. The Committee may grant or sell Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or any parent or subsidiary corporation. No Incentive Stock Option shall be granted under the Plan unless the Plan is approved by the Company's stockholders within twelve months after the date of the Plan's adoption. Each Stock Option (referred to herein as an "Option") granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) Notwithstanding anything in the Plan to the contrary, effective December 16, 2000, unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of the Company's shareholders, neither the Company nor the Committee shall grant an Option with an option price that is less than 100% of the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, nor reduce the exercise price of any Option granted under the Plan; provided, however, that in the case of an Incentive Stock Option granted to an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary (a "Ten Percent Employee"), such option price shall not be less than 110% of such fair market value at the time the Option is granted.

(b) Subject to the per participant limitation set forth in Paragraph 4(b) and the provisions of Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors, the Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

(c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 13 or his death.

(d) The Option shall not be exercisable:

(i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Option, after the expiration of ten years from the date it is granted. Subject to the provisions of Paragraph 9(a) with respect to automatic grants of Stock Options to Eligible Directors, any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another outstanding Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

(iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Code is applicable, except that

(A) if an employee of the Company or a person performing services for the Company other than as a director shall cease such employment or performance of services (other than by a termination or removal for cause) while holding an Option which has not expired and has not been fully exercised, such person, at any time within 90 days (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; provided that, effective for Options granted on or after January 1, 2001, if an employee of the Company ceases such employment while holding an Option which has not expired and has not been fully exercised, and shortly thereafter begins to perform services for the Company other than as an employee, the Committee may, in its sole discretion, permit such person to exercise his or her unexpired Options in accordance with the same vesting schedule that applied to such Options during his or her employment as if the person's employment with the Company had not ceased until such time as the person ceases to perform services for the Company, after which time the preceding provisions of this subparagraph 5(d)(iii)(A) shall apply; or

(B) if a non-employee director of the Company shall resign or shall otherwise be removed (other than a removal for cause) while holding an Option which has not expired and has not been fully exercised, such non-employee director, at any time within three years (or such period determined by the Committee) after the date he ceased to be a director (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased to be a director, or with respect to such greater number of shares as determined by the Committee; or

(C) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 13 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; in the event that such a disabled person, within three years following termination of employment, resumes his employment or performance of services for the Company: (i) such person may exercise such Option with respect to all shares underlying such Option as originally granted; provided that, to the extent that any of such shares were not exercisable at the time of such person's termination of employment or performance of services by reason of disability, such person may exercise such Option with respect to such unexercisable shares only in accordance with a revised vesting schedule as determined by the Committee and (ii) the expiration date of such Option shall be automatically extended by a period of time equal to the period commencing on the date that such person's employment or performance of services for the Company was terminated by reason of disability and ending on the date such person resumed employment or performance of services for the Company; provided that, notwithstanding the foregoing, the expiration date of any Incentive Stock Option shall not in any case be so extended; or

(D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs, or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(e) In the case of an Incentive Stock Option, the amount of the aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

(f) It is the intent of the Company that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

(g) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the optionee, as the Committee may determine in its sole discretion.

6. Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

(b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 13 or his death.

(c) The Award of Stock Appreciation Rights shall not be exercisable:

(i) in the case of any Award of Stock Appreciation Rights which is attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

(ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company, except that

(A) if an employee of the Company or a person performing services for the Company shall cease such employment or performance of services (other than by a termination or removal for cause) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person, at any time within 90 days (or such period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), may exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

(B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 13 or early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of service (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

(C) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

(d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(C) hereof) to exercise such Award or to surrender unexercised the Option (or other Award) to which the Stock Appreciation Right is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange thereof, without payment to the Company, that number of Common Shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be), times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of the Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

(e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

(f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

7. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b) Restricted Stock awarded to a participant in accordance with the Award shall be subject to the following restrictions until the expiration of such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"): (i) a participant to whom an award of Restricted Stock is made shall be issued, but shall not be entitled to, the delivery of a stock certificate, (ii) the Restricted Stock shall not be transferable prior to the end of the Restricted Period, (iii) the Restricted Stock shall be forfeited and the stock certificate shall be returned to the Company and all rights of the holder of such Restricted Stock to such shares and as a shareholder shall terminate without further obligation on the part of the Company if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Restricted Period, except as otherwise provided in subparagraph 7(c), and (iv) such other restrictions as determined by the Committee in its discretion.

(c) If a participant who has been in continuous employment or performance of services for the Company since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 13 or by reason of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may determine to cancel any and all restrictions on any or all of the Common Shares subject to such Award.

8. Performance Grants. The Award of the Performance Grant ("Performance Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

(a) Subject to the per participant limitation set forth in Paragraph 4(b), the Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of the Common Shares, Other Company Securities or property, or other securities or property, or any combination thereof or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in difference classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

(b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

(c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the Award Period.

(d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

(i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

(ii) were awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

9. Automatic and Discretionary Stock Options for Non-Employee Directors.

    Automatic Stock Options.
  (i) Nonqualified Stock Options covering 10,000 Common Shares shall be automatically granted to each person who is not an employee of the Company or any of its subsidiaries and who (A) is elected or reelected as a director of the Company at an annual meeting of the Company's stockholders, (B) continues service as a director of the Company after an annual meeting of the Company's stockholders at which the director is not subject to reelection, or (C) is appointed as a director of the Company in accordance with its Bylaws following an annual meeting (each, an "Eligible Director"), on the next business day following each such annual meeting or appointment.
  (ii) In addition, Nonqualified Stock Options covering 10,000 Common Shares shall be automatically granted to each Eligible Director who is appointed or reappointed as the chairman of the Audit, Compensation or Strategic Planning Committee of the Board of Directors (or any additional permanent committee of the Board of Directors), on the next business day following each such appointment or reappointment, as the case may be.
  (iii) In addition, Nonqualified Stock Options covering 7,500 Common Shares shall be automatically granted to each Eligible Director who is appointed to the Research and Development Committee of the Board of Directors, on the next business day following such appointment. Thereafter, Nonqualified Stock Options covering 3,000 Common Shares shall automatically be granted to each Eligible Director who continues service as a member of the Research and Development Committee of the Board of Directors after an annual meeting of the Company's stockholders, on the next business day following such Eligible Director's continuation of such service.

Each Nonqualified Stock Option automatically granted to an Eligible Director pursuant to this Paragraph 9(a) shall (i) have an option price equal to the fair market value of the Common Shares on the date of grant, (ii) become exercisable in full on the first anniversary following the date of grant; provided, however, that a Nonqualified Stock Option granted to an Eligible Director who is appointed to the Board will become exercisable in full on the next business day following the later of (A) the Company's annual meeting of stockholders next following the grant date or (B) six months following the date of grant and (iii) have a term of ten years from the date of grant. As used herein, the term "subsidiary" means any corporation more than 50% of whose voting stock is owned, directly or indirectly, by the Company.

(b) Discretionary Stock Options. In addition to the automatic grant of Nonqualified Stock Options to Eligible Directors set forth in Paragraph 9(a), the Committee shall have the authority to grant Eligible Directors Nonqualified Stock Options at such times and on such terms as it may determine in its sole discretion, subject however, to the per participant limitation set forth in Paragraph 4(b) and the applicable provisions of Paragraph 5.

10. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

(i) forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company),

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

11. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

12. Amendment or Substitution of Awards under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan. This Paragraph 12 shall not apply to automatic grants of Nonqualified Stock Options to Eligible Directors pursuant to Paragraph 9(a).

13. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and any of its subsidiaries by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any Company disability plan. If the participant is not eligible for benefits under any disability plan of the Company, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under any Company disability plan if he were eligible therefor.

14. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company.

15. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

16. Change in Control Provisions.

(a) Impact of Event. In the event of a "Change in Control" as defined in Paragraph 16(b) hereof the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights and any Stock Options awarded under the Plan not previously exercisable shall become fully exercisable.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock and other Awards payable in the form of Common Shares, shall lapse and such shares and awards shall be deemed fully vested.

(iii) Any outstanding Performance Grants shall be vested and paid out based on the prorated target results for the Award Periods in question, unless the Committee provides prior to any Change in Control for a different payment.

(iv) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Grants and any other type of Award payable in the form of Common Shares, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Paragraph 16(c) hereof as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change of Control.

(b) Definition of "Change in Control". For purposes of Paragraph 16(a), a "Change in Control" means the happening of any of the following:

(i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities;

(ii) When, during any period of 12 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 12-month period shall be deemed to have satisfied such 12-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 12-month period) or by prior operation of this Paragraph 16(b)(ii); or

(iii) The approval by the stockholders of the Company of a transaction involving the acquisition of the Company by an entity other than the Company or any subsidiary through purchase of assets, by merger, or otherwise.

(c) Change in Control Price. For purposes of this Paragraph 16, "Change in Control Price" means the highest price per share paid in any transaction reported on any national securities exchange on which the Company's Common Shares are listed, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 16(a)(iv).

17. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such a participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

18. Financial Assistance. If the Committee determines that such action is advisable, the Company may assist any person to whom an Award has been granted in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Committee, and in such amount as is required to accomplish the purposes of the Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company, or the maintenance by the Company of deposits with such bank or third party.

19. Miscellaneous Provisions.

(a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

(b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

(c) Except as may be approved by the Committee where such approval does not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

(d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

(e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3 or Section 162(m), as the case may be.

(f) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

(g) The expense of the Plan shall be borne by the Company.

(h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

(i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

(k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

(l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

(m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

20. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 12.

21. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) ten years from the date the Plan is initially approved and adopted by the stockholders of the Company; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 12.

IN WITNESS WHEREOF, the Company has executed this Plan effective June 21, 2001.

NAPRO BIOTHERAPEUTICS, INC.

Attest:

/s/ John Vaughan_________                By:__/s/ Kai Larson______________________

Title: Vice President, General Counsel